UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 9, 2015

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33494 (Commission File Number)	20-2699372 (IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2015, Kapstone Paper and Packaging Corporation (the “Company”) announced that Roger W. Stone, the Chairman of the Board and Chief Executive Officer of the Company, is taking a leave of absence for health reasons. In connection with Mr. Stone’s leave of absence, on August 9, 2015, the Board of Directors appointed Matthew Kaplan, the Company’s President and Chief Operating Officer, as interim Chairman of the Board and Chief Executive Officer. Mr. Kaplan, 58, has served as President, Chief Operating Officer and director of the Company since its inception in 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 10, 2015

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Kathryn Ingraham
Name:	Kathryn Ingraham
Title:	Vice President, Secretary and General Counsel